                                                                Exhibit 8(b)(iv)

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 1
                                     TO THE

                             PARTICIPATION AGREEMENT
                                      AMONG

                         PIMCO VARIABLE INSURANCE TRUST,
                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC
                                       AND
                          CUNA MUTUAL INSURANCE SOCIETY

     THIS AMENDMENT dated as of August 1,2008 (this "Amendment"), is made by and between PIMCO Variable Insurance Trust ("Trust"), Allianz Global Investors Distributors LLC ("Distributor") and CUNA Mutual Insurance Society ("Company") and amends that certain Participation Agreement dated May 1, 2008 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                   WITNESSETH

     WHEREAS, the Trust, Distributor and Company wish to amend Schedule A of the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Trust, Distributor and Company hereby agree as follows:

     1. New Schedule A. Schedule A to the Agreement is hereby amended and restated in accordance with Schedule A hereto.

     2. In all other respects, the terms of the Agreement shall remain in full force and effect.

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                                                               EXECUTION VERSION

     Except as expressly supplemented hereby, the Agreement shall continue in full force and effect.

                                        PIMCO VARIABLE INSURANCE TRUST


(STAMP)                                 By: /s/ Ernest L. Schmider
                                            ------------------------------------
                                        Name: Ernest L. Schmider
                                        Title: President


                                        ALLIANZ GLOBAL INVESTORS
                                        DISTRIBUTORS LLC


(STAMP)                                 By: /s/ Brian Jacobs
                                            ------------------------------------
                                        Name: Brian Jacobs
                                        Title: Managing Director, Head of Sales


                                        CUNA MUTUAL INSURANCE SOCIETY


                                        By: /s/ Steven R. Suleski
                                            ------------------------------------
                                        Name: Steven R. Suleski
                                        Title: Vice President

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                                                               EXECUTION VERSION

                                   SCHEDULE A

The term "Designated Portfolio" of the Fund will include any currently offered class of any Portfolio of the Fund (as listed below) as well as any Portfolio of the Fund or any share class of any Portfolio (now existing or hereafter created) created subsequent to the date hereof.

DESIGNATED PORTFOLIOS/CLASSES:

Administrative Class Shares
---------------------------
All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Institutional Class Shares
--------------------------
All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio

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                                                               EXECUTION VERSION

Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Advisor Class Shares
--------------------
All Asset Portfolio
CommodityRealReturn Strategy Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Low Duration Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio

M Class Shares
--------------
All Asset Portfolio
All Asset All Authority Portfolio